UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2019

ELANCO ANIMAL HEALTH INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38661	82-5497352
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Innovation Way, Greenfield, Indiana (Address of Principal Executive Offices)	46140 (Zip Code)

Registrant’s telephone number including area code: 877 352-6261

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, Elanco Animal Health Incorporated, an Indiana corporation (“Elanco”), and Bayer Aktiengesellschaft, a German stock company (“Bayer AG”), entered into a Share and Asset Purchase Agreement on August 20, 2019, to enable Elanco to purchase Bayer AG’s animal health business (the “Transaction”). In connection with the Transaction, Elanco and Bayer AG filed notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) with the U.S. Federal Trade Commission (the “FTC”) and the U.S. Department of Justice.

On December 9, 2019, Elanco received a request for additional information (the “Second Request”) from the FTC in connection with the FTC’s review of the Transaction. The effect of the Second Request, which was anticipated as part of the regulatory process, is to extend the waiting period imposed under the HSR Act until 30 days after the parties have substantially complied with the Second Request, unless the waiting period is extended voluntarily by the parties or terminated sooner by the FTC. Elanco continues to work cooperatively with the FTC. Elanco continues to expect the Transaction will close in mid-2020.

A copy of the press release issued by Elanco with respect to this Second Request is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report contains forward-looking statements (as that term is defined in the Private Securities Litigation Reform Act of 1995) about Elanco’s expectations concerning its antitrust filings with the FTC and other regulators in connection with our acquisition of the animal health business of Bayer AG, and reflects Elanco’s current belief. Forward-looking statements are based on Elanco’s current expectations and assumptions regarding its business and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, Elanco’s actual results may differ materially from those contemplated by the forward-looking statements. For further discussion of these and other risks and uncertainties, see Elanco’s most recent filings with the United States Securities and Exchange Commission. Except as required by law, Elanco undertakes no duty to update forward-looking statements to reflect events after the date of this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Press Release, dated December 9, 2019.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELANCO ANIMAL HEALTH INCORPORATED

Date:	December 9, 2019	By:	/s/ Michael-Bryant Hicks
Name: Michael-Bryant Hicks
Title: Executive Vice President, General Counsel and Corporate Secretary